UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2006 (June 30, 2006)

RG America, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-80429
(Commission File Number)

75-2823489
(IRS Employer Identification No.)

 1507 Capital Ave., #101, Plano, TX 75074
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (972) 919-4774
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
RG America, Inc.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

In May 2006, Registrant commenced a bridge loan transaction in the amount of $2,000,000 through the private placement of Promissory Notes (“Notes”) to several “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (“Holders”). This private placement was arranged by our financial advisor on the transaction, Spencer Clarke, LLC (“Spencer Clarke”). Effective June 30, 2006, Registrant terminated the transaction and in total, issued $1,600,000 of Notes and received $1,424,000 of proceeds, net of $176,000 of expenses paid to Spencer Clarke. The terms of the Notes include the payment of interest at a rate of 12% per annum with a maturity date equal to the earlier of: (i) August 30, 2006, or (ii) closing and partial funding of a subordinated debt facility up to $25,000,000 or at least $3,000,000 of our equity or equity-linked securities, or (iii) upon or after the occurrence of an Event of Default as defined in the Notes. The Notes are subordinated existing Senior Indebtedness of Registrant to Laurus Master Fund, Ltd.

The form of Promissory Note, Subscription Agreement and form of common stock warrant are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

In consideration of the Note discussed under Item 1.01 above, Registrant issued 50% warrant coverage on the Notes or 800,000 warrants exercisable at $1.32 per share with the warrants expiring on June 30, 2008, to Holders. The warrants are exercisable on a cash basis only and have “piggy-back” registration rights. None of the warrants have been exercised as of the date of this Current Report and no fees or commissions were paid in connection with the issuance of the warrants to Spencer Clarke. The issuance of the warrants was made in reliance of the Section Act, which provide for exemptions form the registration requirements of the Securities Act for transactions not involving a public offering. All of the Holders are “accredited investors” as defined in the Securities Act and are now existing creditors of the Company as detailed under Item 1.01 above. The underlying common stock from the exercise of the warrants shall not be offered, sold or transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from such registration requirements.

Section 9 - Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits
Exhibit Number	Description

99.1	Promissory Note
99.2	Subscription Agreement
99.3	From of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RG AMERICA, INC.
(Registrant)
Date: July 5, 2006

/s/ Bruce A. Hall
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Bruce A. Hall, Chief Executive Officer